UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2014

Foundation Medicine, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36086	27-1316416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Second Street Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 418-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 6, 2014, Foundation Medicine, Inc. (the “Company”) executed a Second Amendment (the “Amendment”) to that certain Laboratory Master Services Agreement, by and between the Company and Novartis Pharmaceuticals Corporation (“Novartis”), dated November 21, 2011, as amended by the First Amendment to Laboratory Master Services Agreement, dated May 29, 2012 (as amended, the “Agreement”). Under the Agreement, the Company provides genomic testing and analysis, molecular information and related technology services with respect to patient samples (the “Samples”).

The Amendment, which is considered effective as of October 1, 2013, provides for the extension of the term of the Agreement until September 30, 2016 (the period from October 1, 2013 through September 30, 2016, the “Initial Extended Term”), gives Novartis the option to extend the term for an additional two year period following the expiration of the Initial Extended Term (the “Second Extended Term”), and sets forth the pricing terms and schedule of services for the Initial Extended Term and the Second Extended Term. The Amendment also includes certain provisions relating to publicity by the Company, rights to use the data generated by analysis conducted by the Company with respect to the Samples, subcontracting of the services provided by the Company, anti-bribery requirements, and certain representations and covenants relating to healthcare professionals and their provision of services.

The Company intends to submit a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, requesting that it be permitted to redact certain portions of the Amendment. The omitted material will be included in the request for confidential treatment. The foregoing description of the Amendment is qualified by reference to the Amendment, a copy of which is filed hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the Agreement was filed as Exhibit 10.14 to the Company’s Form S-1/A filed on August 27, 2013.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to Laboratory Master Services Agreement, by and between the Company and Novartis Pharmaceuticals Corporation, dated January 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2014	FOUNDATION MEDICINE, INC.

	By:	/s/ Robert W. Hesslein
Robert W. Hesslein
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Laboratory Master Services Agreement, by and between the Company and Novartis Pharmaceuticals Corporation, dated January 6, 2014.